                    SECOND AMENDMENT AND CONDITIONAL WAIVER

                              in connection with

                          REVOLVING CREDIT AGREEMENT
                                      and
                            PARTICIPATION AGREEMENT

                           Dated as of March 12, 1999

          This SECOND AMENDMENT AND CONDITIONAL WAIVER (this "Waiver") is among
                                                              ------
SMART & FINAL, INC., a Delaware corporation (the "Borrower"), the holders under
                                                  --------
the Trust Agreement referred to below (the "Holders"), the financial
                                            -------
institutions and other entities party to the Revolving Credit Agreement as lenders and as issuing banks and party to the Participation Agreement referred to below as lenders (collectively, the "Lenders"), the Guarantors under the
                                        -------
Participation Agreement referred to below (the "Guarantors"), and CREDIT
                                                ----------
LYONNAIS LOS ANGELES BRANCH, as administrative agent (the "Administrative
                                                           --------------
Agent") for such Lenders and Holders.

                            PRELIMINARY STATEMENTS:

          1. Reference is made to (i) the Credit Agreement (as amended, supplemented or otherwise modified, the "Revolving Credit Agreement") dated as
                                         --------------------------
of November 13, 1998 among the Borrower, the financial institutions party thereto as Lenders and as Issuing Banks, and Credit Lyonnais Los Angeles Branch, as Administrative Agent for such Lenders and Issuing Banks, (ii) the Participation Agreement (as amended, supplemented or otherwise modified, the "Participation Agreement") dated as of November 13, 1998 among the Borrower, the
------------------------
Guarantors party thereto (the "Guarantors"), First Security Bank, National
                               ----------
Association, as owner trustee under the S&F Trust 1998-1, the various banks and other financial institutions and entities party thereto as Holders and as Lenders, and Credit Lyonnais Los Angeles Branch, as Administrative Agent for the Lenders and the Holders, and (iii) the Trust Agreement (as defined in the Participation Agreement) (as amended, supplemented or otherwise modified, the

"Trust Agreement").
----------------

          2. The Administrative Agent, the Required Lenders (as defined in the Revolving Credit Agreement), the Majority Secured Parties (as defined in the Participation Agreement), the Borrower and the Guarantors have executed a certain First Waiver and Consent to Extension of Time dated as of January 13, 1999 ( the "First Waiver").
            ------------

          3. An Event of Default (as defined in the Revolving Credit Agreement) exists with respect to the covenants contained in Sections 6.04(b) and (c) of the Revolving Credit Agreement.

          4. The Borrower has requested (i) that the Required Lenders waive, for the period from and including January 3, 1999 to and including June 30, 1999 (the "Waiver Period"), the Event of Default under the Revolving Credit Agreement
      -------------
that would otherwise exist due to the Borrower's failure to comply with the provisions of Sections 6.04(b) and (c) thereof, and (ii) that the Required Lenders and the Majority Secured Parties further extend the time for providing certain Post-Closing Deliveries (as defined in the First Waiver).

          5. The Required Lenders and the Majority Secured Parties are willing to grant such waiver and such extension, all on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  .Waiver under Revolving Credit Agreement.  Effective as of
                        --------------------------------------
the Waiver Effective Date (as defined below) and subject to (a) satisfaction of the conditions precedent set forth in Section 5 hereof, and (b) continuing and timely compliance with the covenants and agreements set forth in Section 3 hereof, the Required Lenders hereby waive, for the duration of the Waiver Period (and only for such Waiver Period), any Event of Default arising as a result of the Borrower's failure to comply with Sections 6.04(b) and (c) of the Revolving Credit Agreement with respect to the periods ending January 3, 1999 and March 28, 1999. It is expressly understood and agreed that the Waiver Period shall terminate without further action upon the failure of the Borrower to timely comply with any of the provisions of Section 3 hereof.

          SECTION 2.  Extension of Certain Time Periods. Effective as of the
                      ---------------------------------
Waiver Effective Date, the Borrower, the Guarantors, the Lenders, the Holders and the Administrative Agent hereby consent to the extension of the time afforded to the Borrower to deliver to the Administrative Agent all post-closing deliveries identified in Sections 6.01(l)(ii)(1), 6.01(m)(i) and 6.01(o)(i) and
(iii) of the Revolving Credit Agreement and in Exhibit A to that certain side letter agreement, dated November 13, 1998, between the Borrower and the Administrative Agent executed in connection with the Participation Agreement (the "Post-Closing Letter") (collectively, the "Post-Closing Deliveries") such
      -------------------                       -----------------------
that no Default (under the Revolving Credit Agreement) shall occur, and no Event of Default (as defined in the Participation Agreement) shall be deemed to have occurred, in each case in respect of the failure to make such Post-Closing Deliveries, if the Borrower shall deliver, or cause to be delivered, the Post-Closing Deliveries on or before May 14, 1999 (except with respect to the Post-Closing Deliveries required under Sections 6.01(m)(i) and 6.01(o)(iii), which the Borrower shall cause to be delivered on or before June 30, 1999), provided
                                                                      --------
that Borrower's failure or refusal to deliver any or all of the Post-Closing Deliveries on or before May 14, 1999 (or, with respect to the Post-Closing Deliveries required under Sections 6.01(m)(i) and 6.01(o)(iii), June 30, 1999) shall constitute a Default under the Revolving Credit Agreement and, at the written election of the Administrative Agent, shall be deemed an Event of Default under the Participation Agreement without the necessity of any written advance notice to the Borrower.

          SECTION 3.  Certain Covenants and Agreements.
                      --------------------------------

          (a) Rights Offering.   The Borrower shall cause to be filed with the
              ---------------
Securities and Exchange Commission (the "SEC") on or prior to April 6, 1999 a
                                         ---
registration statement on form S-3 with respect to an offering of rights (the "Rights Offering") to purchase common stock of the Borrower in an amount and on
----------------
substantially the terms previously disclosed to the Lenders and at all times thereafter shall use its best efforts to cause such registration statement to be declared effective under the Securities Act of 1933, as amended, on or prior to June 1, 1999. Upon such registration statement being declared effective, the Borrower shall consummate such Rights Offering within 30 days after the effective date.

          (b) Reporting and Information.  Notwithstanding any contrary provision
              -------------------------
of the Credit Agreement or any other Loan Document, the Borrower shall furnish to the Lenders:

          (i) within 30 days after the end of each fiscal month of the Borrower and its Subsidiaries, Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such month and Consolidated and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous month and ending with the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding month of the preceding year and a Borrowing Base Certificate as of the end of such month, all in reasonable detail and in form and substance satisfactory to the Administrative Agent and duly certified by the chief financial officer of the Borrower;

          (ii) not later than April 30, 1999, the financial statements and other reports and certificates required pursuant to Sections 6.03(a) and (c) of the Revolving Credit Agreement with respect to the fiscal quarter of the Borrower ending March 28, 1999; and

          (iii) not later than April 9, 1999, forecasts prepared by management of the Borrower, in form satisfactory to the Agent, of balance sheets, income statements and cash flow statements on a monthly basis for the fiscal year following such fiscal year then ended and on an annual basis for each fiscal year thereafter until the Commitment Termination Date (as defined in the Revolving Credit Agreement).

          (c) Minimum EBITDA.  The Borrower shall not permit, at any time during
              --------------
the Waiver Period, EBITDA of the Borrower and its Subsidiaries on a Consolidated basis for (i) the three fiscal month period of the Borrower ending March 28, 1999 to be less than $7,500,000.00, (ii) the four fiscal month period of the Borrower ending April 25, 1999 to be less than $10,600,000.00, (iii) the five fiscal month period of the Borrower ending May 23, 1999 to be less than $14,100,000.00, or (iv) the six fiscal month period of the Borrower ending June 20, 1999 to be less than $18,600,000.

          (d) Capital Expenditures.  The Borrower will not make or permit any of
              --------------------
its Subsidiaries to make any Capital Expenditures that would cause the aggregate of all Capital Expenditures made by the Borrower and its Subsidiaries during the period commencing January 4, 1999 and ending June 30, 1999 to exceed $16,000,000.

          (e) Effect of Non-Compliance.  The failure of the Borrower to comply
              ------------------------
with any of the provisions of this Section 3 shall (i) without further action terminate the Waiver Period, and (ii) constitute an Event of Default under the Revolving Credit Agreement.

          SECTION 4.  Certain Amendments.
                      ------------------

          (a) Amendment of Revolving Credit Agreement.  Article VIII of the
              ---------------------------------------
Revolving Credit Agreement is hereby amended, mutatis mutandis, so that each
                                              ------- --------
reference therein to the Administrative Agent shall be a reference to each of the Administrative Agent and the Syndication Agent (it being understood that Credit Lyonnais shall continue to be the sole Administrative Agent in accordance with the terms of the Revolving Credit Agreement), it being the intent of the parties that the Syndication Agent shall be entitled to the benefits of all exculpatory and indemnification provisions provided to the Administrative Agent in such Article.

          (b) Amendments of Participation Agreement and Synthetic Lease Credit
              ----------------------------------------------------------------
Agreement.
---------

          (1) Section 11 of the Participation Agreement, the definition of "Indemnified Person" set forth in Appendix A to the Participation Agreement and
Section 7 of the Credit Agreement (as defined in the Participation Agreement, such Credit Agreement being referred to herein as the "Synthetic Lease Credit
                                                       ----------------------
Agreement") are each hereby amended, mutatis mutandis, so that each reference
---------                            ------- --------
therein to the Agent shall be a reference to each of the Agent and the Syndication Agent (it being understood that Credit Lyonnais shall continue to be the sole Agent in accordance with the terms of the Synthetic Lease Credit Agreement), it being the intent of the parties that the Syndication Agent shall be entitled to the benefits of all exculpatory and indemnification provisions provided to the Agent in such Sections.

          (2) Section 2.8(a) of the Synthetic Lease Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(a) The Loans outstanding hereunder from time to time shall bear interest at a rate per annum equal to the Eurodollar Rate determined for the applicable Interest Period plus the Applicable Percentage in effect from time to time; provided, however, (A) upon delivery by the Agent of the
                        --------  -------
     notice described in Section 2.9(c), the Loans of each of the Lenders shall bear interest at a rate per annum equal to the ABR applicable from time to time from and after the dates and during the periods specified in Section 2.9(c) plus the Applicable Percentage in effect from time to time, (B) upon the delivery by a Lender of the notice described in Section 11.3(f) of the Participation Agreement, the Loans of such Lender shall bear interest at a rate per annum equal to the ABR applicable from time to time from and after the dates and during the periods specified in Section 11.3(f) of the Participation Agreement plus the Applicable Percentage in effect from time to time and (C) in such other circumstances as expressly provided herein, the Loans shall bear interest at a rate per annum equal to the ABR plus the Applicable Percentage in effect from time to time."

          SECTION 5.  Conditions to Effectiveness.  The waivers, amendments,
                      ---------------------------
covenants and agreements effected hereby shall become effective on the date (the "Waiver Effective Date") on which each of the following conditions has been
 ---------------------
satisfied:

          (a) the Administrative Agent shall have executed this Waiver and shall have received counterparts of this Waiver executed by the Borrower, the Required Lenders under the Revolving Credit Agreement and the Majority Secured Parties (as defined in the Participation Agreement) and a counterpart of the Consent attached hereto executed by each Guarantor; and

          (b) the Borrower shall have paid (i) to the Administrative Agent, for the ratable account of each Lender under the Revolving Credit Agreement, a fee in an amount equal to 0.25% of the aggregate Revolving Commitments, and (ii) to the Agent (as defined in the Synthetic Lease Credit Agreement), for the ratable account of the Lenders under the Synthetic Lease Credit Agreement and the Holders under the Synthetic Lease Credit Agreement, a fee in an amount equal to 0.25% of the aggregate Commitments under the Synthetic Lease Credit Agreement and the aggregate Holder Commitments under the Trust Agreement.

          SECTION 6.  Reference to and Effect on the Loan Documents and the
                      -----------------------------------------------------
Credit Documents.
----------------

          (a) Upon and after the effectiveness of this Waiver, (i) each reference in the Revolving Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Revolving Credit Agreement, and each reference in the other Loan Documents or any Operative Agreement to "the Credit Agreement", "the Lessee Credit Agreement", "thereunder", "thereof" or words of like import referring to the Revolving Credit Agreement, shall mean and be a reference to the Revolving Credit Agreement as modified hereby, and
(ii) each reference in the Participation Agreement or the Synthetic Lease Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Participation Agreement or the Synthetic Lease Credit Agreement, as the case may be, and each reference in the other Operative Agreements or in the Loan Documents to "the Participation Agreement", "the Credit Agreement", "the Synthetic Lease Credit Agreement", "thereunder", "thereof" or words of like import referring to the Participation Agreement or the Synthetic Lease Credit Agreement Credit Agreement, shall mean and be a reference to the Participation Agreement or the Synthetic Lease Credit Agreement, as the case may be, in each case as modified hereby.

          (b) Except as specifically modified above, the Revolving Credit Agreement, the Participation Agreement, the Synthetic Lease Credit Agreement, the Post-Closing Letter and the other Loan Documents and Operative Agreements are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents (as defined in the Revolving Credit Agreement) and the Security Documents (as defined in the Participation Agreement) and all of the Collateral described therein do and shall, to the extent set forth therein, continue to secure the payment of all obligations and liabilities of the Borrower and/or the Lessor (as defined in the Participation Agreement), as applicable, under the Revolving Credit Agreement and the Participation Agreement and/or any of the other Loan Documents or Operative Agreements, in each case as amended hereby.

          (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders, the Holders, or the Lessor under any of the Loan Documents or the Operative Agreements, nor constitute a waiver of any provision of any of the Loan Documents or the Operative Agreements.

          (d) Each of the parties hereto specifically acknowledges and agrees that (i) none of the parties to the Revolving Credit Agreement, the Participation Agreement, any other Loan Documents or any other Operative Agreement have agreed to any other or future waiver of or amendment to any of the Loan Documents or Operative Agreements, (ii) neither the granting of the waiver described herein nor the granting of any prior waivers and amendments under the Loan Documents and/or the Operative Agreements creates any obligation whatsoever on the part of any of the parties to any of the Loan Documents and/or the Operative Agreements to grant any other or future waiver or amendment under any of the Loan Documents or the Operative Agreements, and (iii) except as specifically set forth herein, each of the parties to any of the Loan Documents and/or the Operative agreements have reserved all rights and remedies under the Loan Documents and/or the Operative Agreements, as applicable.

          SECTION 7.  General Release of Claims.
                      -------------------------

          (a) The Borrower represents and agrees that it has diligently and thoroughly investigated the existence of any Claim (as defined below), and to its knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim.

          (b) As additional consideration for the waivers as set forth herein, the Borrower and each Guarantor and each of their respective agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (individually a "Releasing Party," and collectively the "Releasing Parties")
                 ---------------                         -----------------
hereby releases and forever discharges each of the Lessor, the Administrative Agent, the Syndication Agent, the Agent and each Lender (under each of the Revolving Credit Agreement and the Synthetic Lease Credit Agreement) and each Holder under the Trust Agreement and all of their respective agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (individually, a "Released
                                                                   --------
Party," and collectively, the "Released Parties") of and from all
-----                          ----------------
damage, loss, claims, demands, liabilities, obligations (except for any such obligations hereafter arising pursuant to the terms of the Loan Documents or the Operative Agreements, as amended to date), actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties or any of them
            --------------------
may, as of the date hereof, have or claim to have against each or any of the Released Parties, in each case whether presently known or unknown or with respect to which the facts are known (or should have been known) that could give rise to or support a Claim and of every nature and extent whatsoever on account of or in any way relating to, arising out of or based upon the Loan Documents, the Operative Agreements or this Waiver (including clause (a)) or the negotiation or documentation hereof or the waivers under the Loan Documents effected by this Waiver or the transactions contemplated hereby, or any action or omission in connection with any of the foregoing, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to the Loan Documents, the Operative Agreements or this Waiver. Each Releasing Party further covenants and agrees that it has not assigned heretofore, and will not hereafter sue any Released Party upon, any Claim released or purported to be released under this Section, and the Borrower will indemnify and hold harmless said Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this Section. It is further understood and agreed that any and all rights under the provisions of
Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties. Section 1542 provides as follows:


     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."


          SECTION 8.  REPRESENTATIONS AND WARRANTIES.  THE BORROWER REPRESENTS
                      ------------------------------
AND WARRANTS AS FOLLOWS:

          (a) Authority.  The Borrower and each other Loan Party has the
              ---------
requisite corporate power and authority to execute and deliver this Waiver and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents and the Operative Agreements (in each case as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Waiver and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document and each Operative Agreement (in each case as modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

          (b) Enforceability.  This Waiver has been duly executed and delivered
              --------------
by the Borrower. The Consent has been duly executed and delivered by each Guarantor and each Grantor. This Waiver and each Loan Document and each Operative Agreement (in each case as modified hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

          (c) Representations and Warranties.  The representations and
              ------------------------------
warranties contained in each Loan Document and each Operative Agreement (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

          (d) No Default.  After giving effect to this Waiver, no event has
              ----------
occurred and is continuing that constitutes a Default or Event of Default under any Loan Document or any Operative Agreement.

          SECTION 9.  Costs, Expenses and Taxes.  The Borrower agrees to pay on
                      -------------------------
demand all costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution, delivery and administration of this Waiver and the other instruments and documents, if any, to be delivered hereunder, including, without limitation, the reasonable fees and out of pocket expenses of counsel for the Administrative Agent and the Lenders with respect thereto and with respect to advising each of such parties as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether though negotiations, legal proceedings or otherwise) of this Waiver and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this section.

          SECTION 10.  Consent of Lenders and Holders Under Operative
                       ----------------------------------------------
Agreements. By their execution hereof, the Lenders and Holders under the Operative Agreements, hereby consent and agree to the terms of this Waiver and to the amendments and modifications set forth herein for purposes of Section
28.1 of the Lease (as defined in the Participation Agreement).

          SECTION 11.  Counterparts.  This Waiver may be executed in any number
                       ------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by telefacsimile shall be effective as delivery of a manually executed counterpart of this Waiver.

          SECTION 12.  Governing Law.  This Waiver shall be governed by, and
                       -------------
construed in accordance with, the laws of the State of California.


                           [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                 SMART & FINAL INC.,
                                  as Borrower


                                 By: /S/  MARTIN A. LYNCH
                                     --------------------
                                     Title:  Executive Vice President &
                                     Chief Financial Officer

                                     CREDIT LYONNAIS LOS ANGELES
                                     BRANCH,
                                      as Administrative Agent


                                      By: /s/ Dianne M. Scott
                                          --------------------------
                                          Title: First Vice President & Manager

                                     L/C Bank
                                     --------
                                     CREDIT LYONNAIS NEW YORK
                                     BRANCH


                                     By: /s/ Robert Ivosevich
                                         ---------------------------
                                         Title: Senior Vice President

                                     Holders and Lenders:
                                     -------------------

                                     CREDIT LYONNAIS LOS ANGELES
                                     BRANCH, as a Lender


                                     By: /s/ Dianne M. Scott
                                         --------------------------
                                         Title: First Vice President & Manager

                                     CREDIT LYONNAIS LEASING CORP., as
                                     a Holder


                                     By: /s/ L. M. Wertheim
                                         ---------------------
                                         Title: President

                                     NATIONSBANK, N.A., as a Lender and a
                                     Holder


                                     By: /S/ JAMES P. JOHNSON
                                        ----------------------
                                     Title: Managing Director

                                 UNION BANK OF CALIFORNIA, N.A., as a
                                 Lender and a Holder


                                 By: /s/ Terry Rocha
                                     -----------------------------------
                                     Title:  Vice President

                                 WELLS FARGO BANK, N.A., as a Lender


                                 By: /s/ Donald A. Hartmann
                                     -------------------------------
                                     Title:  Senior Vice President


                                     /s/ Catherine M. Wallace
                                     -------------------------------
                                     Vice President

                                     COOPERATIEVE CENTRALE
                                     RAIFFEISEN-BOERENLEENBANK N.A.
                                     "RABOBANK NEDERLAND", NEW YORK
                                     BRANCH, as a Lender and a Holder


                                     By:______________________________
                                        Title:

                                     NATEXIS BANQUE - BFCE, as a Lender and
                                     a Holder


                                     By: /s/ Pieter J. Van Tulder
                                         -----------------------------------
                                         Title:  Vice President and Manager


                                         /s/ Christine Dirranger
                                         -----------------------------------
                                         Assistant Manager

                                    CONSENT
                          Dated as of March 12, 1999

          The undersigned, as Guarantors under the "Guaranty" and as Grantors under the "Security Agreement" (as such terms are defined in and under the Revolving Credit Agreement referred to in the foregoing Waiver) and as Guarantors under the "Guaranty Agreement" (as defined in the Participation Agreement referred to in the foregoing Waiver, each hereby consents and agrees to the foregoing Waiver and hereby confirms and agrees that (i) the Guaranty, the Guaranty Agreement and the Security Agreement and all other Loan Documents and Operative Agreements are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Waiver, each reference in the Guaranty, the Guaranty Agreement, the Security Agreement and the other Loan Documents and Operative Agreements to the "Credit Agreement", "Lessee Credit Agreement", "the Participation Agreement," "the Synthetic Lease Credit Agreement", "thereunder", "thereof" and words of like import referring to the Revolving Credit Agreement, the Participation Agreement or the Synthetic Lease Credit Agreement, as the case may be shall mean and be a reference to the Revolving Credit Agreement, the Participation Agreement or the Synthetic Lease Credit Agreement, as the case may be, as amended and modified by said Waiver, and (ii) the Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined in the Security Agreement.

                                 AMERICAN FOODSERVICE DISTRIBUTORS

                                 By: /S/  MARTIN A. LYNCH
                                     --------------------
                                     Title: Executive Vice President &
                                     Chief Financial Officer

                                 SMART & FINAL STORES CORPORATION

                                 By: /S/ RICHARD N. PHEGLEY
                                     ----------------------
                                     Title: Vice President & Treasurer

                                 SMART & FINAL OREGON, INC.

                                 By: /S/ MARTIN A. LYNCH
                                     -------------------
                                     Title: Executive Vice President &
                                     Chief Financial Officer

                                 PORT STOCKTON FOOD DISTRIBUTORS, INC.

                                 By: /S/ MARTIN A. LYNCH
                                   ---------------------
                                     Title: Executive Vice President &
                                     Chief Financial Officer

                                 HENRY LEE COMPANY

                                 By: /S/ MARTIN A. LYNCH
                                     -------------------
                                     Title: Executive Vice President &
                                     Chief Financial Officer

                                 AMERIFOODS TRADING COMPANY

                                 By: /S/ MARTIN A. LYNCH
                                    --------------------
                                    Title: Executive Vice President &
                                    Chief Financial Officer

                                      S-2